UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811‑21654

Pioneer Floating Rate Fund, Inc.
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742‑7825
Date of fiscal year end: November 30, 2023
Date of reporting period: December 1, 2022 through May 31, 2023

Form N‑CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e‑1 under the Investment Company Act of 1940 (17 CFR 270.30e‑1). The Commission may use the information provided on Form N‑CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N‑CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N‑CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Pioneer Floating
Rate Fund, Inc.
Semiannual Report  |  May 31, 2023

Ticker Symbol: PHD

visit us: www.amundi.com/us

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/231

President’s Letter
Dear Stockholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as stockholders, we have many options. It is our view that active management can serve stockholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
July 2023
Any information in this stockholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/233

Portfolio Management Discussion  |  5/31/23
In the following interview, Jonathan Sharkey discusses the factors that influenced the performance of Pioneer Floating Rate Fund, Inc. during the six-month period ended May 31, 2023. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc., is responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the six-month period ended May 31, 2023?
A	Pioneer Floating Rate Fund, Inc. returned 4.66% at net asset value (NAV) and -0.78% at market price during the six-month period ended May 31, 2023, while the Fund’s benchmark, the Morningstar Loan Syndications & Trading Association Leveraged Loan Index (the Morningstar/LSTA Index), returned 4.55%. Unlike the Fund, the Morningstar/LSTA Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.
During the same six-month period, the average return at NAV of the 69 closed end funds in Morningstar’s Bank Loan Closed End Funds category (which may or may not be leveraged), was 3.44%, and the average return at market price of the closed-end funds in the same Morningstar category was 0.03%.
The shares of the Fund were selling at a 13.83% discount to NAV on May 31, 2023. Comparatively, the shares of the Fund were selling at a 9.10% discount to NAV on November 30, 2022.
The Fund’s standardized, 30 day SEC yield was 11.16% on May 31, 2023*.
Q	How would you describe the environment for investing in bank loans during the six-month period?
A	As the period opened in December 2022, with inflation showing signs of modest easing, investors began to anticipate a pivot by the US Federal Reserve (Fed) to a more dovish policy stance despite another 75 basis point fed funds rate hike in early November. However, the market soon turned its attention to the potential recessionary impact of the higher fed funds target range
*	The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Fund’s portfolio securities during the period indicated.
4Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

implemented by the Fed, leading risk assets including leveraged loans to give-up some of the fourth quarter’s gains in December. The Fed implemented a more modest 50 basis point rate increase at its December meeting, leaving the fed funds target range at 4.25% to 4.50% at the end of 2022.
Entering 2023, risk assets rallied amid growing optimism that the Fed and other leading central banks were poised to stop raising interest rates. January saw Treasury yields ease off their highs on the prospect of easier monetary policy, boosting performance of bonds generally. In addition, the reopening of China’s economy as the government unwound its zero-Covid policy eased concerns about slowing global growth. Against this backdrop, areas of the market that had lagged during the 2022 sell-off, such as leveraged loans and corporate credit, outperformed. On February 1, 2023, the Fed raised its benchmark overnight lending rate by 25 basis points, to a target range of 4.50% to 4.75%.
In March, the failure of two U.S. banks and collapse of European giant Credit Suisse raised fears of a financial crisis, leading investors to flee leveraged loans and other credit sensitive assets. In response to the bank failures, the Fed implemented a new lending program to support bank liquidity, while the market began to anticipate Fed rate cuts over the second half of the year. The prospect of easier monetary policy and a flight to safety spurred by the banking concerns drove Treasury yields sharply lower. At its March 23 meeting the Fed went forward with another modest quarter-point increase in the fed funds target to a range of 4.75%-5.0%. The increase was largely received by financial markets as an indication that the Fed believed the financial system remained sound overall. The fed funds rate target finished the period at 5.0%-5.25% following another increase on May 3rd.
Loan issuance was relatively weak during the six months ended May 31, 2023, given higher interest rates and recession fears, and driven mostly by refinancings. At the same time, collateralized loan obligation issuance remained strong, supporting demand for loans. Returns for the asset class were buoyed over the period by increases in the LIBOR and SOFR reference rates (London Interbank Offer Rate and Secured Overnight Financing Rate, respectively) driven by the Fed’s rate hikes. In addition, loan
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/235

returns benefited from credit spread tightening, although some of this was given back in the wake of the bank crisis. Outflows continued for loans during the period despite positive investment returns for the asset class.
Q	What factors had the biggest effects on the Fund’s performance relative to the benchmark during the six-month period?
A	With respect to the Fund’s allocation across loan rating categories, an overweight to the single-B credit quality tier contributed to the Fund's positive benchmark-relative performance during the period. However, this impact was more than offset by an overweight to the lower-rated CCC segment, which underperformed. Security selection proved additive within the entertainment, technology hardware and specialty retail sectors. Security selection was most detrimental within the software sector, where the Fund mantains a significant underweight relative to the benchmark and which is the largest segment in the loan universe. Security selection also weighed on return within IT services and household products. Sector allocations which helped performance included underweights to media, diversified telecommunications and real estate management. On the downside, overweights to health care providers and technology hardware detracted, along with the underweight to software.
With respect to individual positions, a loan for movie theater chain AMC outperformed due to an improved outlook for theater attendance given a number of major movie releases in the pipeline. A loan for Michael’s Stores also performed well, as results for the arts and crafts supplies retailer have rebounded with the normalization of economic activity. A loan for sustainable construction solutions company Groupe Solmax was a notable contributor as well. On the downside, sentiment with respect to GoTo (formerly LogMeIn) suffered as the company experienced a pair of data breaches and workers returned to the office. Results for kitchenware provider Instant Brands suffered from a post-COVID slump in demand and supply chain issues, leading to the structural subordination of some company assets. During the period, customer loyalty program provider Loyalty Ventures filed for bankruptcy, having failed to renegotiate its
6Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

debt on a timely basis after incurring operational losses driven by the loss of a large customer and supply chain issues.
The Fund typically maintains moderate out-of-benchmark exposure to high yield corporate bonds in an effort to attain yield as well to gain access to faster settling instruments to provide flexibility in managing the fund. The high yield allocation of approximately 7% detracted from the Fund's benchmark-relative performance due to the higher interest rate sensitivity of the asset class relative to loans in a rising rate environment. The Fund’s small exposure to insurance-linked securities, issued by insurers to help spread the risk of large settlements in the wake of natural disasters. weighed modestly on Fund performance due to final settlements for storms that occurred in 2022. On the positive side, the Fund’s roughly 4% out-of-benchmark exposure to residential mortgage-backed securities aided the Fund's benchmark-relative return.
Q	Did the Fund have any investments in any derivative securities during the six-month period? If so, did the derivatives have any material effect on results?
A	The Fund had some exposure to forward foreign currency exchange contracts (currency forwards) during the six-month period. We utilized the currency forwards as a hedge against the portfolio's foreign exchange exposure for a credit denominated in the Mexican peso. The currency forwards had no material effect on the Fund's performance.
Q	How did the level of leverage in the Fund change over the six-month period ended May 31, 2023?
A	The Fund employs leverage through a credit agreement. (See Note 9 to the Financial Statements.)
As of May 31, 2023, 32.7% of the Fund’s total managed assets were financed by leverage (or borrowed funds), compared with 32.4% of the Fund’s total managed assets financed by leverage at the start of the six-month period on December 1, 2022. The slight change in the percentage of the Fund’s total managed assets financed by leverage during the six-month period was the result of a decrease in the value of the Fund’s net assets.
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/237

Q	Did the Fund’s distributions to stockholders change during the six-month period?
A	The Fund’s monthly distribution rate increased from $0.0775 per share/per month, to $0.0900 per share/per month over the six-month period, as loan payments to the Fund re-set higher with the general increase in short-term interest rates.
Q	What is your investment outlook?
A	The default rate on loans for the six months ended May 31, 2023 was 1.58% by loan volume, above the 10-year lows seen six months earlier but still well below the historical average of slightly under 3%. The default rate by number of issuers was 1.60%. While recovery rates for defaulted loans have been below historical norms in recent years, they improved notably over the 12-month period.
With elevated inflation proving to be sticky and the Fed committed to bringing inflation down to its two percent long-term target, we believe the fed funds rate will stay higher for longer, contrary to market expectations, which continue to price in rate cuts in the latter part of 2023. We believe financial conditions will become more restrictive, and that the likelihood of recession has risen as banks tighten lending standards and as the Fed maintains higher rates. Consequently, we expect to remain in a relatively defensive posture as recession risk increases over the course of the year. Given the large percentage of loans in the B3 category (below investment-grade, highly speculative) we could anticipate an uptick in defaults if interest rates stay higher for longer or that the economy hits a hard landing.
As always during a recession, some borrowers will end up in trouble, leading to increased defaults. However, we do not expect a deep recession, such as during the Global Financial Crisis (GFC) of 2007-2008. In our view, the economy will likely be on the upswing with the default rate headed higher at first and then lower at some point in 2024. There is a reasonable probability that by the end of 2024 inflation will have fallen to the Fed’s targeted 2% area and that Treasury yields will be lower than today’s levels.
8Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

In this scenario, we expect the default rate to stay lower than after the GFC and below that experienced during the pandemic. Despite an uptick in the loan default rate, we expect higher coupons to more than offset default losses over the remainder of 2023.
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/239

Please refer to the Schedule of Investments on pages 15–41 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating-rate loans than is the case for many other types of securities.
Securities with floating interest rates generally are less sensitive to interest-rate changes, but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating-rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating-rate investments.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate), or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.
The Fund may use derivatives, which may include futures and options, for a variety of purposes, including: in an attempt to hedge against adverse changes in the marketplace of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Using derivatives can increase fund losses and reduce opportunities for gains when the market prices, interest rates or the
10Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

derivative instruments themselves behave in a way not anticipated by the Fund. These types of instruments can increase price fluctuation.
The Fund is not limited in the percentage of its assets that may be invested in illiquid securities. Illiquid securities may be difficult to sell at a price reflective of their value at times when the Fund believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.
The Fund employs leverage through a revolving credit facility. Leverage creates significant risks, including the risk that the Fund’s income or capital appreciation from investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for stockholders.
The Fund is required to maintain certain regulatory and other asset coverage requirements in connection with the Fund’s use of leverage. In order to maintain required asset coverage levels, the Fund may be required to reduce the amount of leverage employed by the Fund, alter the composition of the Fund’s investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to stockholders over time, which is likely to result in a decrease in the market value of the Fund’s shares.
Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Fund may invest in securities of issuers that are in default or that are in bankruptcy.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic, social and political conditions, which could increase volatility. These risks are magnified in emerging markets.
The Fund invests in insurance-linked securities (ILS). The return of principal and the payment of interest on ILS are contingent on the non-occurrence of a predefined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.
These risks may increase share price volatility.
Any information in this stockholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/2311

Portfolio Summary  |  5/31/23
Portfolio Diversification

(As a percentage of total investments)*
† Amount rounds to less than 0.1%.
10 Largest Holdings

(As a percentage of total investments)*
1.	Traverse Midstream Partners LLC, Advance, 8.997% (1 Month Term SOFR + 375.0 bps), 2/16/28	1.69%
2.	Team Health Holdings, Inc., Extended Term Loan, 10.403% (Term SOFR + 525 bps), 3/2/27	1.22
3.	Clear Channel Outdoor Holdings, Inc., Term B Loan, Term Loan, 8.807% (Term SOFR + 350 bps), 8/21/26	1.11
4.	Garda World Security Corp., Term B-2 Loan, Term Loan, 9.444% (Term SOFR + 425 bps), 10/30/26	1.11
5.	Verscend Holding Corp., Term B-1 Loan, Term Loan, 9.154% (LIBOR + 400 bps), 8/27/25	1.07
6.	Upstream Newco, Inc., First Lien August 2021 Incremental Term Loan, Term Loan, 9.41% (Term SOFR + 425 bps), 11/20/26	1.00
7.	Chobani LLC., 2020 New Term Loan, Term Loan, 8.768% (Term SOFR + 350 bps), 10/25/27	0.97
8.	First Brands Group LLC, First Lien 2021 Term Loan, Term Loan, 10.252% (Term SOFR + 500 bps), 3/30/27	0.94
9.	Numericable U.S. LLC, USD TLB-[14] Loan, 10.486% (Term SOFR + 550 bps), 8/15/28	0.93
10.	Carnival Corp., Initial Advance, Term Loan, 8.154% (LIBOR + 300 bps), 6/30/25	0.91

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
12Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

Prices and Distributions  |  5/31/23
Market Value per Share^
	5/31/23	11/30/22
Market Value	$8.41	$8.99
Discount	(13.83)%	(9.10)%
Net Asset Value per Share^
	5/31/23	11/30/22
Net Asset Value	$9.76	$9.89
Distributions per Share
	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
12/1/22 – 5/31/23	$0.5200	$—	$—
Yields
	5/31/23	11/30/22
30-Day SEC Yield	11.16%	10.36%
The data shown above represents past performance, which is no guarantee of future results.
^ Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Fund's website at www.amundi.com/us.
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/2313

Performance Update  |  5/31/23
Investment Returns

The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Floating Rate Fund, Inc. during the periods shown, compared to that of the Morningstar/LSTA Leveraged Loan Index, which provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.
Average Annual Total Return (As of May 31, 2023)
Period	Net Asset Value (NAV)	Market Price	Morningstar/ LSTA Leveraged Loan Index
10 Years	3.96%	2.04%	3.77%
5 Years	2.90	1.53	3.69
1 Year	2.42	-0.23	5.91
Value of $10,000 Investment
Call 1-800-710-0935 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.
Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Fund.
Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.
When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Fund’s dividend reinvestment plan.
The performance table and graph do not reflect the deduction of fees and taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Had these fees and taxes been reflected, performance would have been lower.
Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. The index does not use leverage. You cannot invest directly in an index.
14Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

Schedule of Investments  |  5/31/23
(unaudited)
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 151.3%
	Senior Secured Floating Rate Loan Interests — 125.7% of Net Assets*(a)
	Advanced Materials — 2.1%
905,452	Gemini HDPE LLC, 2027 Advance, 8.307% (Term SOFR + 300 bps), 12/31/27	$ 903,997
1,376,485	Groupe Solmax, Inc., Initial Term Loan, 9.909% (LIBOR + 475 bps), 5/29/28	1,249,160
375,000	Momentive Performance Materials Inc., Initial Term Loan, 9.653% (Term SOFR + 450 bps), 3/29/28	367,500
	Total Advanced Materials	$2,520,657

	Advertising Sales — 1.6%
2,054,244	Clear Channel Outdoor Holdings, Inc., Term B Loan, 8.807% (Term SOFR + 350 bps), 8/21/26	$ 1,938,109
	Total Advertising Sales	$1,938,109

	Advertising Services — 1.5%
457,689	CB Poly US Holdings, Inc., Initial Term Loan, 10.653% (Term SOFR + 550 bps), 5/18/29	$ 424,315
492,500	Dotdash Meredith, Inc., Term Loan B, 9.119% (Term SOFR + 400 bps), 12/1/28	455,563
985,000	Summer BC Holdco B LLC, USD Additional Facility B2, 9.659% (LIBOR + 450 bps), 12/4/26	917,281
	Total Advertising Services	$1,797,159

	Aerospace & Defense — 2.2%
855,000	ADS Tactical, Inc., Initial Term Loan, 10.904% (LIBOR + 575 bps), 3/19/26	$ 807,975
500,000	Spirit Aerosystems, Inc. (fka Mid-Western Aircraft Systems, Inc and Onex Wind Finance LP.), 2022 Refinancing Term Loan, 9.545% (Term SOFR + 450 bps), 1/15/27	500,125
1,522,554	WP CPP Holdings LLC, First Lien Initial Term Loan, 9.03% (LIBOR + 375 bps), 4/30/25	1,343,654
	Total Aerospace & Defense	$2,651,754

	Airlines — 1.9%
500,000	AAdvantage Loyality IP, Ltd. (American Airlines, Inc.), Initial Term Loan, 10.00% (LIBOR + 475 bps), 4/20/28	$ 503,063
417,284	Castlelake Aviation One Designated Activity Company, 2023 Incremental Term Loan, 7.783% (Term SOFR + 275 bps), 10/22/27	409,982
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/2315

Schedule of Investments  |  5/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Airlines — (continued)
1,062,500	Mileage Plus Holdings LLC (Mileage Plus Intellectual Property Assets, Ltd.), Initial Term Loan, 10.213% (LIBOR + 525 bps), 6/21/27	$ 1,101,215
306,000	SkyMiles IP, Ltd. (Delta Air Lines, Inc.), Initial Term Loan, 8.798% (Term SOFR + 375 bps), 10/20/27	317,494
	Total Airlines	$2,331,754

	Apparel Manufacturers — 0.6%
725,000	Hanesbrands Inc., Initial Term Loan B, 8.903% (Term SOFR + 375 bps), 3/8/30	$ 720,469
	Total Apparel Manufacturers	$720,469

	Applications Software — 1.6%
832,913	Central Parent Inc., First Lien Initial Term Loan, 9.148% (Term SOFR + 425 bps), 7/6/29	$ 821,649
547,500	EP Purchaser LLC, First Lien Closing Date Term Loan, 8.659% (LIBOR + 350 bps), 11/6/28	528,337
925,000(b)	Loyalty Ventures, Inc., Term B Loan, 9.689% (LIBOR + 450 bps), 11/3/27	104,063
500,000	RealPage, Inc., First Lien Initial Term Loan, 8.154% (LIBOR + 300 bps), 4/24/28	481,250
	Total Applications Software	$1,935,299

	Auction House & Art Dealer — 0.4%
491,250	Sotheby's, 2021 Second Refinancing Term Loan, 9.76% (LIBOR + 450 bps), 1/15/27	$ 481,016
	Total Auction House & Art Dealer	$481,016

	Auto Parts & Equipment — 3.5%
412,750	Adient US LLC, Term B-1 Loan, 8.518% (Term SOFR + 325 bps), 4/10/28	$ 412,363
939,500(c)	Autokiniton US Holdings, Inc., Closing Date Term B Loan, 4/6/28	920,794
1,697,919	First Brands Group LLC, First Lien 2021 Term Loan, 10.252% (Term SOFR + 500 bps), 3/30/27	1,641,323
1,561,135	IXS Holdings, Inc., Initial Term Loan, 9.479% (Term SOFR + 425 bps), 3/5/27	1,310,377
	Total Auto Parts & Equipment	$4,284,857

The accompanying notes are an integral part of these financial statements.
16Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

Principal Amount USD ($)		Value
	Auto-Truck Trailers — 1.0%
343,306	American Trailer World Corp., First Lien Initial Term Loan, 9.003% (Term SOFR + 375 bps), 3/3/28	$ 298,301
990,000	Novae LLC, Tranche B Term Loan, 10.338% (Term SOFR + 500 bps), 12/22/28	851,400
	Total Auto-Truck Trailers	$1,149,701

	Beverages — 0.5%
165,417	Naked Juice LLC, First Lien Initial Term Loan, 8.248% (Term SOFR + 325 bps), 1/24/29	$ 151,494
498,750	Pegasus BidCo BV, Initial Dollar Term Loan, 9.336% (Term SOFR + 425 bps), 7/12/29	492,516
	Total Beverages	$644,010

	Broadcast Service & Programing — 0.6%
742,500	Univision Communications, Inc., First Lien Initial Term Loan, 8.404% (LIBOR + 325 bps), 1/31/29	$ 708,159
	Total Broadcast Service & Programing	$708,159

	Building & Construction — 1.2%
500,000	DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 12.018% (Term SOFR + 675 bps), 3/30/29	$ 442,500
981,448	Service Logic Acquisition, Inc., First Lien Closing Date Initial Term Loan, 9.273% (LIBOR + 400 bps), 10/29/27	952,005
	Total Building & Construction	$1,394,505

	Building & Construction Products — 2.5%
1,451,345	Cornerstone Building Brands, Inc., Tranche B Term Loan, 8.409% (Term SOFR + 325 bps), 4/12/28	$ 1,324,805
564,459	CP Atlas Buyer, Inc., Term B Loan, 9.003% (Term SOFR + 375 bps), 11/23/27	510,643
448,858(c)	Jeld-Wen, Inc., Replacement Term Loan, 7/28/28	447,525
990,000	LHS Borrower LLC, Initial Term Loan, 10.003% (Term SOFR + 475 bps), 2/16/29	772,200
	Total Building & Construction Products	$3,055,173

	Building Production — 1.7%
493,750	Chariot Buyer LLC., First Lien Initial Term Loan, 8.503% (Term SOFR + 325 bps), 11/3/28	$ 469,474
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/2317

Schedule of Investments  |  5/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Building Production — (continued)
750,000	Koppers Inc., Initial Term Loan, 8.91% (Term SOFR + 400 bps), 4/10/30	$ 748,125
839,375	Vector WP MidCo, Inc. (Vector Canada Acquisition ULC), Initial Term B Loan, 10.188% (LIBOR + 500 bps), 10/12/28	828,883
	Total Building Production	$2,046,482

	Building-Air & Heating — 0.3%
333,945(c)	Emerald Borrower LP, Initial Term Loan B, 5/31/30	$ 330,553
	Total Building-Air & Heating	$330,553

	Building-Heavy Construction — 0.6%
744,332	Osmose Utilities Services, Inc., First Lien Initial Term Loan, 8.154% (LIBOR + 300 bps), 6/23/28	$ 710,217
	Total Building-Heavy Construction	$710,217

	Building-Maintenance & Service — 0.6%
738,750	ArchKey Holdings, Inc., First Lien Initial Term Loan, 10.404% (LIBOR + 525 bps), 6/29/28	$ 726,745
	Total Building-Maintenance & Service	$726,745

	Cable & Satellite Television — 2.9%
519,000	DIRECTV Financing LLC, Closing Date Term Loan, 10.154% (LIBOR + 500 bps), 8/2/27	$ 493,915
1,931,801	Numericable U.S. LLC, USD TLB-[14] Loan, 10.486% (Term SOFR + 550 bps), 8/15/28	1,620,298
1,036,999	Radiate Holdco LLC, Amendment No. 6 Term Loan, 8.404% (LIBOR + 325 bps), 9/25/26	864,454
500,000	Virgin Media Bristol LLC, Facility Q, 8.357% (LIBOR + 325 bps), 1/31/29	486,250
	Total Cable & Satellite Television	$3,464,917

	Casino Hotels — 0.4%
495,000	Century Casinos, Inc., Term B Facility Loan, 11.093% (Term SOFR + 600 bps), 4/2/29	$ 475,200
	Total Casino Hotels	$475,200

	Casino Services — 0.6%
535,799	Everi Holdings, Inc., Term B Loan, 7.654% (LIBOR + 250 bps), 8/3/28	$ 531,981
566,159(b)	Lucky Bucks LLC, Initial Term Loan, 10.67% (LIBOR + 550 bps), 7/30/27	180,227
	Total Casino Services	$712,208

The accompanying notes are an integral part of these financial statements.
18Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

Principal Amount USD ($)		Value
	Cellular Telecom — 1.8%
543,073	CCI Buyer, Inc., First Lien Initial Term Loan, 8.898% (Term SOFR + 400 bps), 12/17/27	$ 517,899
847,760	Gogo Intermediate Holdings LLC, Initial Term Loan, 9.018% (Term SOFR + 375 bps), 4/30/28	840,541
738,750	Xplornet Communications, Inc., First Lien Refinancing Term Loan, 9.154% (LIBOR + 400 bps), 10/2/28	599,311
350,000	Xplornet Communications, Inc., Second Lien Initial Term Loan, 12.268% (Term SOFR + 700 bps), 10/1/29	215,250
	Total Cellular Telecom	$2,173,001

	Chemicals-Diversified — 2.6%
1,000,000	ARC Falcon I, Inc., Second Lien Initial Term Loan, 12.154% (LIBOR + 700 bps), 9/30/29	$ 853,750
441,662	Hexion Holdings Corp., First Lien Initial Term Loan, 9.779% (Term SOFR + 450 bps), 3/15/29	398,785
300,000	Ineos US Finance LLC, 2030 Dollar Term Loan, 8.753% (Term SOFR + 350 bps), 2/18/30	298,187
162,500	LSF11 A5 Holdco LLC, Fourth Amendment Incremental Term Loan, 9.504% (Term SOFR + 425 bps), 10/15/28	159,555
498,741	LSF11 A5 HoldCo LLC, Term Loan, 8.768% (Term SOFR + 350 bps), 10/15/28	482,905
982,500	Mativ Holdings, Inc., Term B Loan, 8.938% (Term SOFR + 375 bps), 4/20/28	940,744
	Total Chemicals-Diversified	$3,133,926

	Chemicals-Specialty — 2.9%
351,895	Avient Corp., Term B-6 Loan, 8.295% (Term SOFR + 325 bps), 8/29/29	$ 353,178
956,293	CPC Acquisition Corp., First Lien Initial Term Loan, 8.91% (Term SOFR + 375 bps), 12/29/27	747,503
250,000	H.B. Fuller Company, Term Loan B, 7.653% (Term SOFR + 250 bps), 2/15/30	251,339
300,000	Ineos Quattro Holdings UK Limited, 2030 Tranche B Dollar Term Loan, 9.003% (Term SOFR + 375 bps), 3/14/30	298,688
400,000	Nouryon Finance B.V., 2023 Term Loan, 8.99% (Term SOFR + 400 bps), 4/3/28	394,000
450,000(c)	Nouryon Finance B.V., Extended Dollar Term Loan, 4/3/28	443,025
18,598	Nouryon Finance B.V., Initial Dollar Term Loan, 7.895% (Term SOFR + 275 bps), 10/1/25	18,563
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/2319

Schedule of Investments  |  5/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Chemicals-Specialty — (continued)
400,000(c)	Olympus Water US Holding Corp., Incremental Term Loan, 11/9/28	$ 380,583
651,688	Olympus Water US Holding Corp., Initial Dollar Term Loan, 8.938% (LIBOR + 375 bps), 11/9/28	609,898
	Total Chemicals-Specialty	$3,496,777

	Commercial Services — 3.0%
537,809	CoreLogic, Inc. (fka First American Corporation), First Lien Initial Term Loan, 8.688% (LIBOR + 350 bps), 6/2/28	$ 482,539
478,750	Corporation Service Company, Term Loan B, 8.503% (Term SOFR + 325 bps), 11/2/29	478,930
588,045	Nielsen Consumer, Inc., 2021 Refinancing Dollar Term Loan, 8.904% (LIBOR + 375 bps), 3/6/28	508,169
228,383	Pre-Paid Legal Services, Inc., First Lien Initial Term Loan, 8.904% (LIBOR + 375 bps), 12/15/28	221,417
1,881,715	Verscend Holding Corp., Term B-1 Loan, 9.154% (LIBOR + 400 bps), 8/27/25	1,880,393
	Total Commercial Services	$3,571,448

	Computer Data Security — 1.1%
1,132,750	Magenta Buyer LLC, First Lien Initial Term Loan, 10.03% (LIBOR + 475 bps), 7/27/28	$ 807,792
612,937	Vision Solutions, Inc. (Precisely Software Incorporated), First Lien Third Amendment Term Loan, 9.255% (LIBOR + 400 bps), 4/24/28	555,538
	Total Computer Data Security	$1,363,330

	Computer Services — 2.6%
1,115,138	Ahead DB Holdings LLC, First Lien Term B Loan, 8.909% (LIBOR + 375 bps), 10/18/27	$ 1,056,128
715,635	MAG DS Corp., Initial Term Loan, 10.498% (Term SOFR + 550 bps), 4/1/27	658,385
962,112	Peraton Corp., First Lien Term B Loan, 9.003% (Term SOFR + 375 bps), 2/1/28	917,700
591,000	Sitel Group, Initial Dollar Term Loan, 8.91% (LIBOR + 375 bps), 8/28/28	566,252
	Total Computer Services	$3,198,465

	Computer Software — 2.4%
1,237,500	Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 8.904% (LIBOR + 375 bps), 10/16/28	$ 1,117,617
993,639(c)	Help/Systems Holdings, Inc., Term Loan, 11/19/26	872,167
The accompanying notes are an integral part of these financial statements.
20Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

Principal Amount USD ($)		Value
	Computer Software — (continued)
492,462	Idera, Inc., First Lien Term B-1 Loan, 8.884% (Term SOFR + 375 bps), 3/2/28	$ 473,441
1,029,000	Rackspace Technology Global, Inc., First Lien 2021 Term B Loan, 7.915% (Term SOFR + 275 bps), 2/15/28	405,651
	Total Computer Software	$2,868,876

	Computers-Integrated Systems — 0.5%
551,100	Atlas CC Acquisition Corp., First Lien Term B Loan, 9.775% (Term SOFR + 425 bps), 5/25/28	$ 489,388
112,088	Atlas CC Acquisition Corp., First Lien Term C Loan, 9.775% (Term SOFR + 425 bps), 5/25/28	99,536
	Total Computers-Integrated Systems	$588,924

	Consulting Services — 0.8%
1,031,991	Ankura Consulting Group LLC, First Lien Closing Date Term Loan, 9.768% (Term SOFR + 450 bps), 3/17/28	$ 990,712
	Total Consulting Services	$990,712

	Consumer Products — 0.2%
1,246,656	Instant Brands Holdings, Inc., Initial Loan, 10.218% (LIBOR + 500 bps), 4/12/28	$ 199,465
	Total Consumer Products	$199,465

	Containers-Metal & Glass — 0.7%
975,056	Plaze, Inc., 2021-1 Term Loan, 10.75% (Term SOFR + 375 bps), 8/3/26	$ 887,301
	Total Containers-Metal & Glass	$887,301

	Containers-Paper & Plastic — 2.8%
489,975	Charter Next Generation, Inc., First Lien 2021 Initial Term Loan, 9.018% (Term SOFR + 375 bps), 12/1/27	$ 477,358
273,094(c)	Pactiv Evergreen, Inc., Tranche B-2 U.S. Term Loan, 2/5/26	271,494
777,265	Pregis TopCo LLC, First Lien Initial Term Loan, 9.018% (Term SOFR + 375 bps), 7/31/26	763,940
1,284,696	ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan, 8.927% (Term SOFR + 375 bps), 11/3/25	1,260,073
689,897	Trident TPI Holdings, Inc., Tranche B-3 Initial Term Loan, 9.159% (LIBOR + 400 bps), 9/15/28	660,231
	Total Containers-Paper & Plastic	$3,433,096

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/2321

Schedule of Investments  |  5/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Cruise Lines — 1.3%
1,604,625	Carnival Corp., Initial Advance, 8.154% (LIBOR + 300 bps), 6/30/25	$ 1,594,596
	Total Cruise Lines	$1,594,596

	Diagnostic Equipment — 0.4%
497,468	Curia Global, Inc., First Lien 2021 Term Loan, 9.003% (Term SOFR + 375 bps), 8/30/26	$ 422,102
	Total Diagnostic Equipment	$422,102

	Dialysis Centers — 0.9%
2,028,149	US Renal Care, Inc., Initial Term Loan, 10.188% (LIBOR + 500 bps), 6/26/26	$ 1,098,582
	Total Dialysis Centers	$1,098,582

	Distribution & Wholesale — 1.9%
250,000	AIP RD Buyer Corp., 2023 First Lien Incremental Term Loan, 10.153% (Term SOFR + 500 bps), 12/22/28	$ 244,375
594,000	AIP RD Buyer Corp., First Lien Term Loan B, 9.403% (Term SOFR + 425 bps), 12/22/28	568,013
864,328	Patriot Container Corp. (aka Wastequip), First Lien Closing Date Term Loan, 9.003% (Term SOFR + 375 bps), 3/20/25	792,660
687,750	SRS Distribution, Inc., 2021 Reﬁnancing Term Loan, 8.654% (LIBOR + 350 bps), 6/2/28	653,117
	Total Distribution & Wholesale	$2,258,165

	E-Commerce — 0.8%
490,000	CNT Holdings I Corp., First Lien Initial Term Loan, 8.459% (Term SOFR + 350 bps), 11/8/27	$ 477,597
497,500	TA TT Buyer LLC, First Lien Initial Term Loan, 9.898% (Term SOFR + 500 bps), 4/2/29	484,441
	Total E-Commerce	$962,038

	Electric-Generation — 2.0%
954,374	Compass Power Generation, L.L.C., Tranche B-2 Term Loan, 9.517% (Term SOFR + 425 bps), 4/14/29	$ 948,112
691,793	Eastern Power LLC (Eastern Covert Midco LLC), Term Loan, 8.909% (LIBOR + 375 bps), 10/2/25	659,624
877,111	Hamilton Projects Acquiror LLC, Term Loan, 9.659% (Term SOFR + 450 bps), 6/17/27	863,954
	Total Electric-Generation	$2,471,690

	Electric-Integrated — 2.3%
1,087,433	Constellation Renewables LLC, Loan, 8.057% (3 Month USD LIBOR + 250.0 bps), 12/15/27	$ 1,081,122
The accompanying notes are an integral part of these financial statements.
22Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

Principal Amount USD ($)		Value
	Electric-Integrated — (continued)
1,414,988	PG&E Corp., Term Loan, 8.188% (LIBOR + 300 bps), 6/23/25	$ 1,407,028
138,095	Talen Energy Supply, LLC, Initial Term Loan B, 9.59% (Term SOFR + 450 bps), 5/17/30	135,143
111,905	Talen Energy Supply, LLC, Initial Term Loan C, 9.59% (Term SOFR + 450 bps), 5/17/30	109,513
	Total Electric-Integrated	$2,732,806

	Electronic Composition — 2.5%
1,691,356	Energy Acquisition LP, First Lien Initial Term Loan, 9.614% (Term SOFR + 425 bps), 6/26/25	$ 1,582,124
1,024,829	Natel Engineering Co., Inc., Initial Term Loan, 11.41% (LIBOR + 625 bps), 4/30/26	901,849
479,452	Pike Corp., 2028 Initial Term Loan, 8.268% (Term SOFR + 300 bps), 1/21/28	475,423
	Total Electronic Composition	$2,959,396

	Engines — 1.0%
1,300,000	Arcline FM Holdings LLC, Second Lien Term Loan, 13.409% (LIBOR + 825 bps), 6/25/29	$ 1,183,000
	Total Engines	$1,183,000

	Enterprise Software & Services — 1.3%
250,000	Applied Systems, Inc., 2026 First Lien Term Loan, 9.398% (Term SOFR + 450 bps), 9/18/26	$ 250,094
500,000	First Advantage Holdings LLC, First Lien Term B-1 Loan, 7.904% (LIBOR + 275 bps), 1/31/27	496,146
298,485	Polaris Newco LLC, First Lien Dollar Term Loan, 9.159% (LIBOR + 400 bps), 6/2/28	268,413
400,000(c)	Quartz Acquireco, LLC, Term Loan B, 4/14/30	397,000
212,384	Skopima Consilio Parent LLC, First Lien Initial Term Loan, 9.154% (LIBOR + 400 bps), 5/12/28	200,205
	Total Enterprise Software & Services	$1,611,858

	Finance-Credit Card — 0.4%
500,000(c)	Blackhawk Network Holdings, Inc., First Lien Term Loan, 6/15/25	$ 488,250
	Total Finance-Credit Card	$488,250

	Finance-Investment Banker — 0.5%
696,953	Hudson River Trading LLC, Term Loan, 8.268% (Term SOFR + 300 bps), 3/20/28	$ 660,146
	Total Finance-Investment Banker	$660,146

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/2323

Schedule of Investments  |  5/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Food-Dairy Products — 1.4%
1,706,250	Chobani LLC., 2020 New Term Loan, 8.768% (Term SOFR + 350 bps), 10/25/27	$ 1,690,609
	Total Food-Dairy Products	$1,690,609

	Footwear & Related Apparel — 0.4%
480,000	Crocs, Inc., Term Loan, 8.753% (Term SOFR + 350 bps), 2/20/29	$ 479,782
	Total Footwear & Related Apparel	$479,782

	Gambling (Non-Hotel) — 0.7%
398,000	Flutter Entertainment plc, Third Amendment 2028-B Term Loan, 8.41% (Term SOFR + 325 bps), 7/22/28	$ 399,327
497,494	Light and Wonder International, Inc., Initial Term B Loan, 8.159% (Term SOFR + 300 bps), 4/14/29	493,659
	Total Gambling (Non-Hotel)	$892,986

	Golf — 0.6%
700,000	Topgolf Callaway Brands Corp , Intial Term Loan, 8.753% (Term SOFR + 350 bps), 3/15/30	$ 691,188
	Total Golf	$691,188

	Hotels & Motels — 1.0%
699,500(c)	Playa Resorts Holding B.V., 2022 Term Loan, 1/5/29	$ 697,606
498,750	Travel + Leisure Co., 2022 Incremental Term Loan, 9.159% (Term SOFR + 400 bps), 12/14/29	498,126
	Total Hotels & Motels	$1,195,732

	Human Resources — 0.8%
980,000	Ingenovis Health, Inc. (fka CCRR Parent, Inc.), First Lien Initial Term Loan, 8.91% (LIBOR + 375 bps), 3/6/28	$ 940,800
	Total Human Resources	$940,800

	Independent Power Producer — 1.2%
1,449,441	EFS Cogen Holdings I LLC, Term B Advance, 8.66% (Term SOFR + 350 bps), 10/1/27	$ 1,433,814
	Total Independent Power Producer	$1,433,814

	Internet Content — 0.2%
300,000(c)	MH Sub I, LLC (Micro Holding Corp.), 2023 May Incremental First Lien Term Loan, 4/25/28	$ 284,812
	Total Internet Content	$284,812

The accompanying notes are an integral part of these financial statements.
24Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

Principal Amount USD ($)		Value
	Investment Companies — 0.7%
751,184	Diebold Nixdorf Holding Germany GmbH, Term Loan, 11.629% (Term SOFR + 650 bps), 7/15/25	$ 899,542
	Total Investment Companies	$899,542

	Investment Management & Advisory Services — 1.1%
248,744	Allspring Buyer LLC, Initial Term Loan, 8.188% (LIBOR + 300 bps), 11/1/28	$ 243,536
590,996	Edelman Financial Engines Center LLC, First Lien 2021 Initial Term Loan, 8.904% (LIBOR + 375 bps), 4/7/28	568,279
492,179	Russell Investments US Institutional Holdco, Inc., 2025 Term Loan, 8.753% (Term SOFR + 350 bps), 5/30/25	467,509
	Total Investment Management & Advisory Services	$1,279,324

	Lottery Services — 0.6%
796,000	Scientific Games Holdings LP, First Lien Initial Dollar Term Loan, 8.421% (Term SOFR + 350 bps), 4/4/29	$ 769,632
	Total Lottery Services	$769,632

	Machinery — 1.6%
777,857	East West Manufacturing LLC, Initial Term Loan, 10.793% (Term SOFR + 575 bps), 12/22/28	$ 657,289
1,481,250	Engineered Components & Systems LLC, First Lien Initial Term Loan, 11.108% (LIBOR + 600 bps), 8/2/28	1,325,719
	Total Machinery	$1,983,008

	Machinery-Pumps — 0.8%
921,307	Circor International, Inc., Initial Term Loan, 10.654% (LIBOR + 550 bps), 12/20/28	$ 917,276
	Total Machinery-Pumps	$917,276

	Medical Diagnostic Imaging — 0.7%
833,820	US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.), Closing Date Term Loan, 10.503% (Term SOFR + 525 bps), 12/15/27	$ 784,483
	Total Medical Diagnostic Imaging	$784,483

	Medical Information Systems — 2.3%
796,320	athenahealth Group, Inc., Initial Term Loan, 8.598% (Term SOFR + 350 bps), 2/15/29	$ 752,357
490,022	Azalea TopCo, Inc., First Lien 2021 Term Loan, 9.018% (Term SOFR + 375 bps), 7/24/26	464,194
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/2325

Schedule of Investments  |  5/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Medical Information Systems — (continued)
944,733	Gainwell Acquisition Corp., First Lien Term B Loan, 8.998% (Term SOFR + 400 bps), 10/1/27	$ 898,913
982,500	One Call Corp., First Lien Term B Loan, 10.829% (Term SOFR + 550 bps), 4/22/27	712,312
	Total Medical Information Systems	$2,827,776

	Medical Labs & Testing Services — 2.4%
374,063	Charlotte Buyer, Inc., First Lien Initial Term Loan B, 10.304% (Term SOFR + 525 bps), 2/11/28	$ 358,554
766,124(b)	Envision Healthcare Corp., 2018 Third Out Term Loan, 8.648% (Term SOFR + 375 bps), 3/31/27	2,490
489,924	eResearchTechnology, Inc., First Lien Initial Term Loan, 9.768% (Term SOFR + 450 bps), 2/4/27	453,443
1,451,588	FC Compassus LLC, Term B-1 Loan, 9.494% (Term SOFR + 425 bps), 12/31/26	1,306,429
498,728	Phoenix Guarantor Inc., First Lien Tranche B-3 Term Loan, 8.654% (LIBOR + 350 bps), 3/5/26	483,766
491,250	Sound Inpatient Physicians, Inc., First Lien 2021 Incremental Term Loan, 8.273% (LIBOR + 300 bps), 6/27/25	319,108
	Total Medical Labs & Testing Services	$2,923,790

	Medical Products — 1.0%
1,235,707	NMN Holdings III Corp., First Lien Closing Date Term Loan, 9.018% (Term SOFR + 375 bps), 11/13/25	$ 1,059,619
213,500	NMN Holdings III Corp., First Lien Delayed Draw Term Loan, 9.003% (Term SOFR + 375 bps), 11/13/25	183,076
	Total Medical Products	$1,242,695

	Medical-Biomedical & Generation — 0.8%
983,510	ANI Pharmaceuticals, Inc., Initial Term Loan, 11.154% (LIBOR + 600 bps), 11/19/27	$ 976,748
	Total Medical-Biomedical & Generation	$976,748

	Medical-Drugs — 1.8%
1,477,992	Endo Luxembourg Finance Company I S.a r.l., 2021 Term Loan, 14.25% (LIBOR + 400 bps), 3/27/28	$ 1,129,740
442,863	Jazz Pharmaceuticals Public Limited Company, Initial Dollar Term Loan, 8.654% (LIBOR + 350 bps), 5/5/28	442,482
705,882	Padagis LLC, Term B Loan, 9.969% (LIBOR + 475 bps), 7/6/28	646,324
	Total Medical-Drugs	$2,218,546

The accompanying notes are an integral part of these financial statements.
26Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

Principal Amount USD ($)		Value
	Medical-Hospitals — 1.2%
1,404,771	Quorum Health Corp., Exit Term Loan, 13.245% (Term SOFR + 825 bps), 4/29/25	$ 877,982
586,966	Surgery Center Holdings, Inc., 2021 New Term Loan, 8.858% (LIBOR + 375 bps), 8/31/26	584,031
	Total Medical-Hospitals	$1,462,013

	Medical-Outpatient & Home Medicine — 0.6%
374,062	EyeCare Partners, LLC, Incremental First Lien Term Loan, 9.753% (Term SOFR + 450 bps), 11/15/28	$ 283,119
495,386	Medical Solutions Holdings, Inc., First Lien Initial Term Loan, 8.614% (Term SOFR + 325 bps), 11/1/28	461,560
	Total Medical-Outpatient & Home Medicine	$744,679

	Medical-Wholesale Drug Distribution — 0.3%
450,000	CVET Midco 2 LP, First Lien Initial Term Loan, 9.898% (Term SOFR + 500 bps), 10/13/29	$ 417,281
	Total Medical-Wholesale Drug Distribution	$417,281

	Metal Processors & Fabrication — 1.6%
492,500	Grinding Media, Inc. (Molycop, Ltd.), First Lien Initial Term Loan, 9.199% (Term SOFR + 400 bps), 10/12/28	$ 469,106
736,875	Tiger Acquisition LLC, First Lien Initial Term Loan, 8.503% (Term SOFR + 325 bps), 6/1/28	701,797
780,261	WireCo WorldGroup, Inc., Initial Term Loan, 9.375% (LIBOR + 425 bps), 11/13/28	771,809
	Total Metal Processors & Fabrication	$1,942,712

	Multimedia — 0.3%
348,125	The E.W. Scripps Company, Tranche B-3 Term Loan, 8.018% (Term SOFR + 275 bps), 1/7/28	$ 330,229
	Total Multimedia	$330,229

	Office Automation & Equipment — 0.7%
882,000	Pitney Bowes, Inc., Refinancing Tranche B Term Loan, 9.268% (Term SOFR + 400 bps), 3/17/28	$ 815,850
	Total Office Automation & Equipment	$815,850

	Oil-Field Services — 0.3%
127,727	ProFrac Holdings II LLC, Term Loan, 12.42% (Term SOFR + 725 bps), 3/4/25	$ 127,009
246,875	ProFrac Holdings II, LLC, Delayed Draw Term A Loan, 12.148% (Term SOFR + 725 bps), 3/4/25	245,949
	Total Oil-Field Services	$372,958

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/2327

Schedule of Investments  |  5/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Pastoral & Agricultural — 0.5%
641,875	Alltech, Inc., Term B Loan, 9.268% (Term SOFR + 400 bps), 10/13/28	$ 622,619
	Total Pastoral & Agricultural	$622,619

	Pharmacy Services — 0.3%
345,625	Option Care Health, Inc., First Lien 2021 Refinancing Term Loan, 7.904% (LIBOR + 275 bps), 10/27/28	$ 345,085
	Total Pharmacy Services	$345,085

	Physical Practice Management — 1.8%
3,441,548	Team Health Holdings, Inc., Extended Term Loan, 10.403% (Term SOFR + 525 bps), 3/2/27	$ 2,140,213
	Total Physical Practice Management	$2,140,213

	Physical Therapy & Rehabilitation Centers — 2.2%
924,000	Summit Behavioral Healthcare LLC, First Lien Initial Term Loan, 10.237% (Term SOFR + 475 bps), 11/24/28	$ 910,140
2,184,890	Upstream Newco, Inc., First Lien August 2021 Incremental Term Loan, 9.41% (Term SOFR + 425 bps), 11/20/26	1,758,836
	Total Physical Therapy & Rehabilitation Centers	$2,668,976

	Pipelines — 3.7%
600,000	Brazos Delaware II, LLC, Initial Term Loan, 8.805% (Term SOFR + 375 bps), 2/11/30	$ 587,125
492,282(c)	GIP III Stetson I, L.P. (GIP III Stetson II, L.P.), Initial Term Loan, 7/18/25	490,231
398,000	M6 Etx Holdings II Midco, LLC, Term Loan B, 9.682% (Term SOFR + 450 bps), 9/19/29	392,428
3,002,477	Traverse Midstream Partners LLC, Advance, 8.997% (1 Month Term SOFR + 375.0 bps), 2/16/28	2,963,070
	Total Pipelines	$4,432,854

	Professional Sports — 0.4%
500,000	Formula One Management, Ltd. First Lien Facility B Loan, 8.153% (Term SOFR + 300 bps), 1/15/30	$ 500,625
	Total Professional Sports	$500,625

	Property & Casualty Insurance — 2.3%
490,000	Asurion LLC, New B-9 Term Loan, 8.404% (LIBOR + 325 bps), 7/31/27	$ 446,665
1,250,000	Asurion LLC, Second Lien New B-4 Term Loan, 10.404% (LIBOR + 525 bps), 1/20/29	1,026,116
223,875	Asurion, LLC, New B-10 Term Loan, 9.253% (Term SOFR + 400 bps), 8/19/28	206,357
The accompanying notes are an integral part of these financial statements.
28Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

Principal Amount USD ($)		Value
	Property & Casualty Insurance — (continued)
247,409	Asurion, LLC, New B-11 Term Loan, 9.503% (Term SOFR + 425 bps), 8/19/28	$ 228,668
864,194	Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.), 2023 Term Loan, 8.903% (Term SOFR + 375 bps), 2/24/28	841,809
	Total Property & Casualty Insurance	$2,749,615

	Protection-Safety — 1.6%
1,477,500	APX Group, Inc., Initial Term Loan, 3.25% (LIBOR + 325 bps), 7/10/28	$ 1,469,652
496,203	Prime Security Services Borrower LLC, First Lien 2021 Refinancing Term B-1 Loan, 7.844% (LIBOR + 275 bps), 9/23/26	493,747
	Total Protection-Safety	$1,963,399

	Publishing — 2.0%
843,484	Cengage Learning, Inc., First Lien Term B Loan, 9.88% (LIBOR + 475 bps), 7/14/26	$ 798,463
796,000	Houghton Mifflin Harcourt Company, First Lien Term B Loan, 10.503% (Term SOFR + 525 bps), 4/9/29	702,470
988,750	McGraw-Hill Education, Inc., Initial Term Loan, 9.985% (LIBOR + 475 bps), 7/28/28	929,796
	Total Publishing	$2,430,729

	Publishing-Periodicals — 0.3%
371,250	MJH Healthcare Holdings LLC, Initial Term B Loan, 8.753% (Term SOFR + 350 bps), 1/28/29	$ 361,969
	Total Publishing-Periodicals	$361,969

	Recycling — 0.6%
835,866	LTR Intermediate Holdings, Inc., Initial Term Loan, 9.654% (LIBOR + 450 bps), 5/5/28	$ 706,306
	Total Recycling	$706,306

	Retail — 5.9%
537,687	Great Outdoors Group LLC, Term B-2 Loan, 8.904% (LIBOR + 375 bps), 3/6/28	$ 523,461
498,721	Harbor Freight Tools USA, Inc., 2021 Initial Term Loan, 7.904% (LIBOR + 275 bps), 10/19/27	479,934
1,012,667	Highline Aftermarket Acquisition LLC, First Lien Initial Term Loan, 9.753% (Term SOFR + 450 bps), 11/9/27	972,160
1,031,625	Michaels Cos, Inc., The Term B Loan, 9.409% (LIBOR + 425 bps), 4/15/28	912,472
473,603	Petco Health & Wellness Co., Inc., First Lien Initial Term Loan, 8.41% (Term SOFR + 325 bps), 3/3/28	464,368
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/2329

Schedule of Investments  |  5/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Retail — (continued)
1,031,625	PetSmart LLC, Initial Term Loan, 9.003% (Term SOFR + 375 bps), 2/11/28	$ 1,019,503
735,070	RVR Dealership Holdings LLC, Term Loan, 8.971% (Term SOFR + 375 bps), 2/8/28	662,482
916,811	Staples, Inc., 2019 Refinancing New Term B-2 Loan, 9.799% (LIBOR + 450 bps), 9/12/24	903,059
462,500	Torrid LLC, Closing Date Term Loan, 10.768% (Term SOFR + 550 bps), 6/14/28	408,156
744,347	White Cap Supply Holdings LLC, Initial Closing Date Term Loan, 8.903% (Term SOFR + 375 bps), 10/19/27	732,768
	Total Retail	$7,078,363

	Rubber & Plastic Products — 1.3%
1,127,170	Gates Global LLC, Initial B-3 Dollar Term Loan, 7.753% (Term SOFR + 250 bps), 3/31/27	$ 1,116,667
497,500	Gates Global LLC, Initial B-4 Dollar Term Loan, 8.653% (Term SOFR + 350 bps), 11/16/29	496,598
	Total Rubber & Plastic Products	$1,613,265

	Schools — 1.1%
299,250	Bach Finance Limited (aka Nord Anglia/Fugue Finance), First Lien Seventh Amendment Dollar Term Loan, 9.764% (Term SOFR + 450 bps), 1/31/28	$ 297,754
1,066,535	KUEHG Corp. (fka KC MergerSub, Inc.), Term B-3 Loan, 8.909% (LIBOR + 375 bps), 2/21/25	1,065,963
	Total Schools	$1,363,717

	Security Services — 2.3%
349,114	Allied Universal Holdco LLC (f/k/a USAGM Holdco LLC), Initial U.S. Dollar Term Loan, 9.003% (Term SOFR + 375 bps), 5/12/28	$ 328,797
600,000(c)	Allied Universal Holdco LLC, Incremental Term Loan, 5/12/28	570,375
1,964,719	Garda World Security Corp., Term B-2 Loan, 9.444% (Term SOFR + 425 bps), 10/30/26	1,937,459
	Total Security Services	$2,836,631

	Semiconductor Equipment — 0.9%
1,131,365	Ultra Clean Holdings, Inc., Second Amendment Term B Loan, 8.904% (LIBOR + 375 bps), 8/27/25	$ 1,132,603
	Total Semiconductor Equipment	$1,132,603

The accompanying notes are an integral part of these financial statements.
30Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

Principal Amount USD ($)		Value
	Shipbuilding — 1.1%
475,000(c)	LSF11 Trinity Bidco, Inc., Term Loan, 4/26/30	$ 467,875
843,061	MHI Holdings LLC, Initial Term Loan, 10.154% (LIBOR + 500 bps), 9/21/26	843,061
	Total Shipbuilding	$1,310,936

	Soap & Cleaning Preparation — 0.4%
987,500	Knight Health Holdings LLC, Term B Loan, 10.404% (LIBOR + 525 bps), 12/23/28	$ 498,687
	Total Soap & Cleaning Preparation	$498,687

	Steel Producers — 0.5%
151,041(d)	Phoenix Services International LLC, Initial Term Loan, 17.136% (Term SOFR + 200 bps), 7/29/23	$ 144,999
434,414	Phoenix Services International LLC, Roll-Up Loan (DIP), 17.136% (Term SOFR + 0 bps), 7/29/23	417,037
1,156,379	Phoenix Services International LLC, Term B Loan, 9.249% (LIBOR + 0 bps), 3/1/25	—
	Total Steel Producers	$562,036

	Telecom Services — 1.2%
646,750	Patagonia Holdco LLC, Amendment No.1 Term Loan, 10.789% (Term SOFR + 575 bps), 8/1/29	$ 525,484
1,022,020	Windstream Services II, LLC, Initial Term Loan, 11.503% (Term SOFR + 625 bps), 9/21/27	928,505
	Total Telecom Services	$1,453,989

	Telephone-Integrated — 0.4%
500,000	Level 3 Financing, Inc., Tranche B 2027 Term Loan, 7.018% (Term SOFR + 175 bps), 3/1/27	$ 438,750
	Total Telephone-Integrated	$438,750

	Textile-Home Furnishings — 0.6%
990,000	Runner Buyer, Inc., Initial Term Loan, 10.654% (LIBOR + 550 bps), 10/20/28	$ 753,637
	Total Textile-Home Furnishings	$753,637

	Theaters — 1.0%
522,253	AMC Entertainment Holdings, Inc. (fka AMC Entertainment, Inc.), Term B-1 Loan, 8.107% (LIBOR + 300 bps), 4/22/26	$ 400,422
600,000(c)	Cinemark USA, Inc., Term Loan, 5/24/30	591,750
200,000	Cirque du Soleil Canada Inc., Initial Term Loan, 9.148% (Term SOFR + 425 bps), 3/8/30	198,750
	Total Theaters	$1,190,922

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/2331

Schedule of Investments  |  5/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Transport-Air Freight — 0.3%
350,000	Rand Parent LLC, First Lien Term B Loan, 9.127% (Term SOFR + 425 bps), 3/17/30	$ 302,167
	Total Transport-Air Freight	$302,167

	Transportation - Trucks — 0.4%
492,500	Carriage Purchaser, Inc., Term B Loan, 9.404% (LIBOR + 425 bps), 9/30/28	$ 483,676
	Total Transportation - Trucks	$483,676

	Transportation Services — 2.1%
1,182,000	AIT Worldwide Logistics Holdings, Inc., First Lien Initial Term Loan, 9.849% (LIBOR + 475 bps), 4/6/28	$ 1,130,288
373,091	First Student Bidco Inc., 2022 Incremental Term B Loan, 8.998% (Term SOFR + 400 bps), 7/21/28	359,287
25,974	First Student Bidco Inc., 2022 Incremental Term C Loan, 8.998% (Term SOFR + 400 bps), 7/21/28	25,013
540,932	First Student Bidco, Inc., Initial Term B Loan, 8.143% (LIBOR + 300 bps), 7/21/28	504,335
202,206	First Student Bidco, Inc., Initial Term C Loan, 8.143% (LIBOR + 300 bps), 7/21/28	188,525
344,750	LaserShip, Inc., First Lien Initial Term Loan, 9.659% (LIBOR + 450 bps), 5/7/28	281,833
	Total Transportation Services	$2,489,281

	Veterinary Diagnostics — 0.4%
500,000(c)	Southern Veterinary Partners LLC, First Lien Initial Term Loan, 10/5/27	$ 485,000
	Total Veterinary Diagnostics	$485,000

	Total Senior Secured Floating Rate Loan Interests (Cost $166,398,821)	$151,861,209

Shares
	Common Stock — 0.4% of Net Assets
	Passenger Airlines — 0.4%
40,684(e)	Grupo Aeromexico SAB de CV	$ 459,992
	Total Passenger Airlines	$459,992

	Total Common Stock (Cost $665,000)	$459,992

The accompanying notes are an integral part of these financial statements.
32Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

Principal Amount USD ($)		Value
	Asset Backed Securities — 2.9% of Net Assets
1,000,000(a)	522 Funding CLO, Ltd., Series 2019-4A, Class E, 12.25% (3 Month USD LIBOR + 700 bps), 4/20/30 (144A)	$ 870,431
1,000,000(a)	Goldentree Loan Management US CLO 2, Ltd., Series 2017-2A, Class E, 9.95% (3 Month USD LIBOR + 470 bps), 11/28/30 (144A)	899,378
1,000,000	JPMorgan Chase Bank NA - CACLN, Series 2021-3, Class G, 9.812%, 2/26/29 (144A)	936,826
1,000,000(a)	Octagon Investment Partners XXI, Ltd., Series 2014-1A, Class DRR, 12.321% (3 Month USD LIBOR + 700 bps), 2/14/31 (144A)	839,806
	Total Asset Backed Securities (Cost $3,965,324)	$3,546,441

	Collateralized Mortgage Obligations—2.4% of Net Assets
370,000(a)	Connecticut Avenue Securities Trust, Series 2021-R01, Class 1B2, 10.973% (SOFR30A + 600 bps), 10/25/41 (144A)	$ 347,397
750,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA5, Class B2, 10.473% (SOFR30A + 550 bps), 1/25/34 (144A)	652,973
230,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA7, Class B2, 12.773% (SOFR30A + 780 bps), 11/25/41 (144A)	216,729
490,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA3, Class B2, 11.223% (SOFR30A + 625 bps), 9/25/41 (144A)	435,488
250,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA1, Class B2, 12.073% (SOFR30A + 710 bps), 1/25/42 (144A)	225,474
320,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class B2, 13.473% (SOFR30A + 850 bps), 2/25/42 (144A)	301,404
710,000(a)	STACR Trust, Series 2018-HRP2, Class B2, 15.638% (1 Month USD LIBOR + 1,050 bps), 2/25/47 (144A)	787,212
	Total Collateralized Mortgage Obligations (Cost $3,201,672)	$2,966,677

	Commercial Mortgage-Backed Securities—1.3% of Net Assets
553,088(a)	BX Trust, Series 2022-PSB, Class F, 12.392% (1 Month Term SOFR + 733 bps), 8/15/39 (144A)	$ 550,400
315,000(a)	Capital Funding Mortgage Trust, Series 2021-8, Class B, 18.13% (1 Month USD LIBOR + 1,310 bps), 6/22/23 (144A)	315,000
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/2333

Schedule of Investments  |  5/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
47,473(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C, 11.312% (1 Month USD LIBOR + 625 bps), 1/25/27 (144A)	$ 45,292
1,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class E, 3.00%, 5/15/48 (144A)	675,332
	Total Commercial Mortgage-Backed Securities (Cost $1,703,938)	$1,586,024

	Corporate Bonds — 10.9% of Net Assets
	Advertising — 0.2%
255,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29 (144A)	$ 181,619
	Total Advertising	$181,619

	Aerospace & Defense — 0.4%
500,000	Bombardier, Inc., 7.125%, 6/15/26 (144A)	$ 490,336
	Total Aerospace & Defense	$490,336

	Airlines — 2.3%
1,690,000	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	$ 1,516,606
1,500,000	VistaJet Malta Finance Plc/Vista Management Holding, Inc., 6.375%, 2/1/30 (144A)	1,192,620
	Total Airlines	$2,709,226

	Auto Parts & Equipment — 0.2%
250,000	Adient Global Holdings, Ltd., 7.00%, 4/15/28 (144A)	$ 252,646
	Total Auto Parts & Equipment	$252,646

	Banks — 1.0%
1,000,000(f)(g)	Citigroup, Inc., 4.70% (SOFR + 323 bps)	$ 867,100
391,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	373,531
	Total Banks	$1,240,631

	Chemicals — 0.4%
250,000	Element Solutions, Inc., 3.875%, 9/1/28 (144A)	$ 218,799
300,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.375%, 11/1/26 (144A)	276,782
	Total Chemicals	$495,581

	Commercial Services — 0.3%
500,000	Garda World Security Corp., 6.00%, 6/1/29 (144A)	$ 398,026
	Total Commercial Services	$398,026

The accompanying notes are an integral part of these financial statements.
34Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

Principal Amount USD ($)		Value
	Distribution/Wholesale — 0.1%
110,000	Ritchie Bros Holdings, Inc., 6.75%, 3/15/28 (144A)	$ 111,308
	Total Distribution/Wholesale	$111,308

	Diversified Financial Services — 0.1%
200,000	Jefferies Finance LLC/JFIN Co.-Issuer Corp., 5.00%, 8/15/28 (144A)	$ 162,710
	Total Diversified Financial Services	$162,710

	Engineering & Construction — 0.4%
590,324	Artera Services LLC, 9.033%, 12/4/25 (144A)	$ 504,731
	Total Engineering & Construction	$504,731

	Iron & Steel — 0.4%
500,000	Metinvest BV, 7.75%, 10/17/29 (144A)	$ 270,000
265,000	TMS International Corp., 6.25%, 4/15/29 (144A)	209,477
	Total Iron & Steel	$479,477

	Leisure Time — 0.4%
500,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	$ 440,625
	Total Leisure Time	$440,625

	Lodging — 0.8%
1,000,000	Station Casinos LLC, 4.50%, 2/15/28 (144A)	$ 889,872
	Total Lodging	$889,872

	Media — 0.8%
510,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	$ 425,850
1,000,000	Sinclair Television Group, Inc., 5.50%, 3/1/30 (144A)	579,878
	Total Media	$1,005,728

	Mining — 1.1%
500,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$ 421,250
925,000	First Quantum Minerals, Ltd., 8.625%, 6/1/31 (144A)	912,281
	Total Mining	$1,333,531

	Oil & Gas — 1.3%
1,500,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	$ 1,526,849
	Total Oil & Gas	$1,526,849

	Retail — 0.3%
500,000	LBM Acquisition LLC, 6.25%, 1/15/29 (144A)	$ 395,905
	Total Retail	$395,905

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/2335

Schedule of Investments  |  5/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Telecommunications — 0.4%
500,000	Altice France Holding SA, 6.00%, 2/15/28 (144A)	$ 247,492
275,000	Level 3 Financing, Inc., 10.50%, 5/15/30 (144A)	261,314
	Total Telecommunications	$508,806

	Total Corporate Bonds (Cost $14,999,017)	$13,127,607

Shares
	Preferred Stock — 0.1% of Net Assets
	Capital Markets — 0.1%
2,870	B Riley Financial, Inc., 6.75%, 5/31/24	$ 70,258
	Total Capital Markets	$70,258

	Total Preferred Stock (Cost $70,513)	$70,258

Principal Amount USD ($)
	Insurance-Linked Securities — 1.2% of Net Assets#
	Event Linked Bonds — 1.0%
	Multiperil – U.S. — 0.6%
250,000(a)	Matterhorn Re, 10.228%, (SOFR + 525 bps), 3/24/25 (144A)	$ 233,100
250,000(a)	Residential Re, 10.555%, (3 Month U.S. Treasury Bill + 518 bps), 12/6/25 (144A)	223,275
250,000(a)	Sanders Re III, 8.858%, (3 Month U.S. Treasury Bill + 350 bps), 4/7/26 (144A)	236,800
		$693,175

	Windstorm – North Carolina — 0.2%
250,000(a)	Cape Lookout Re, 10.358%, (3 Month U.S. Treasury Bill + 500 bps), 3/28/25 (144A)	$ 234,200
	Windstorm – U.S. Regional — 0.2%
250,000(a)	Commonwealth Re, 8.858%, (3 Month U.S. Treasury Bill + 350 bps), 7/8/25 (144A)	$ 244,825
	Total Event Linked Bonds	$1,172,200

The accompanying notes are an integral part of these financial statements.
36Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

Face Amount USD ($)		Value
	Collateralized Reinsurance — 0.0%†
	Multiperil – Worldwide — 0.0%†
27,000(h)+	Limestone Re 2019-2, 10/1/23 (144A)	$ —
	Windstorm – Florida — 0.0%†
250,000(e)(h)+	Formby Re 2018, 2/29/24	$ 8,006
	Total Collateralized Reinsurance	$8,006

	Reinsurance Sidecars — 0.2%
	Multiperil – U.S. — 0.0%†
250,000(e)(i)+	Harambee Re 2018, 12/31/24	$ —
250,000(e)(i)+	Harambee Re 2019, 12/31/24	425
		$425

	Multiperil – Worldwide — 0.2%
29,558(i)+	Alturas Re 2020-2, 3/10/24	$ 1,321
12,278(e)(i)+	Alturas Re 2022-2, 12/31/27	5,570
907,913(e)(h)+	Berwick Re 2019-1, 12/31/24	144,812
199,590(e)(i)+	Lorenz Re 2019, 6/30/23	2,974
300,000(h)+	Merion Re 2018-2, 12/31/24	22,766
294,125(e)(h)+	Pangaea Re 2019-3, 7/1/23	10,580
10,000(h)+	Sector Re V, 12/1/24 (144A)	17,236
253,645(e)(h)+	Woburn Re 2018, 12/31/24	5,600
244,914(e)(h)+	Woburn Re 2019, 12/31/24	42,390
		$253,249

	Total Reinsurance Sidecars	$253,674

	Total Insurance-Linked Securities (Cost $1,553,788)	$1,433,880

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/2337

Schedule of Investments  |  5/31/23
(unaudited) (continued)
Shares		Value
	SHORT TERM INVESTMENTS — 6.4% of Net Assets
	Open-End Fund — 6.4%
7,671,248(j)	Dreyfus Government Cash Management, Institutional Shares, 4.99%	$ 7,671,248
		$7,671,248

	TOTAL SHORT TERM INVESTMENTS (Cost $7,671,248)	$7,671,248

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 151.3% (Cost $200,229,321)	$182,723,336
	OTHER ASSETS AND LIABILITIES — (51.3)%	$(61,915,881)
	net assets — 100.0%	$120,807,455

bps	Basis Points.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At May 31, 2023, the value of these securities amounted to $21,549,085, or 17.8% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at May 31, 2023.
(b)	Security is in default.
(c)	This term loan will settle after May 31, 2023, at which time the interest rate will be determined.
(d)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(e)	Non-income producing security.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at May 31, 2023.
(h)	Issued as participation notes.
(i)	Issued as preference shares.
(j)	Rate periodically changes. Rate disclosed is the 7-day yield at May 31, 2023.
The accompanying notes are an integral part of these financial statements.
38Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at May 31, 2023.
†	Amount rounds to less than 0.1%.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2020-2	1/1/2020	$26,314	$1,321
Alturas Re 2022-2	4/11/2023	4,620	5,570
Berwick Re 2019-1	12/31/2018	108,488	144,812
Cape Lookout Re	3/16/2022	250,000	234,200
Commonwealth Re	6/15/2022	250,000	244,825
Formby Re 2018	7/9/2018	776	8,006
Harambee Re 2018	12/19/2017	5,311	—
Harambee Re 2019	12/20/2018	—	425
Limestone Re 2019-2	6/20/2018	230	—
Lorenz Re 2019	6/26/2019	38,251	2,974
Matterhorn Re	3/10/2022	250,000	233,100
Merion Re 2018-2	12/28/2017	—	22,766
Pangaea Re 2019-3	7/25/2019	8,824	10,580
Residential Re	10/28/2021	250,000	223,275
Sanders Re III	3/22/2022	250,000	236,800
Sector Re V	1/1/2020	289	17,236
Woburn Re 2018	3/20/2018	76,754	5,600
Woburn Re 2019	1/30/2019	33,931	42,390
Total Restricted Securities			$1,433,880
% of Net assets			1.2%
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized (Depreciation)
USD	373,478	MXN	6,980,000	State Street Bank & Trust Co.	6/29/23	$(18,594)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$(18,594)
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
MXN	— Mexican Peso
USD	— United States Dollar
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/2339

Schedule of Investments  |  5/31/23
(unaudited) (continued)
Purchases and sales of securities (excluding short-term investments) for the six months ended May 31, 2023, aggregated $30,267,243 and $30,192,486, respectively.
At May 31, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $200,592,107 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,209,112
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(19,096,477)
Net unrealized depreciation	$(17,887,365)
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of May 31, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$—	$151,861,209	$—	$151,861,209
Common Stock	459,992	—	—	459,992
Asset Backed Securities	—	3,546,441	—	3,546,441
Collateralized Mortgage Obligations	—	2,966,677	—	2,966,677
Commercial Mortgage-Backed Securities	—	1,586,024	—	1,586,024
Corporate Bonds	—	13,127,607	—	13,127,607
Preferred Stock	70,258	—	—	70,258
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – Worldwide	—	—	—	—
Windstorm – Florida	—	—	8,006	8,006
Reinsurance Sidecars
Multiperil – U.S.	—	—	425	425
Multiperil – Worldwide	—	—	253,249	253,249
The accompanying notes are an integral part of these financial statements.
40Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

	Level 1	Level 2	Level 3	Total
All Other Insurance-Linked Securities	$—	$1,172,200	$—	$1,172,200
Open-End Fund	7,671,248	—	—	7,671,248
Total Investments in Securities	$8,201,498	$174,260,158	$261,680	$182,723,336
Other Financial Instruments
Credit Agreement(a)	$—	$(58,700,000)	$—	$(58,700,000)
Net unrealized depreciation on forward foreign currency exchange contracts	—	(18,594)	—	(18,594)
Total Other Financial Instruments	$—	$(58,718,594)	$—	$(58,718,594)
(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.
During the period ended May 31, 2023, there were no significant transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/2341

Statement of Assets and Liabilities  |  5/31/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $200,229,321)	$182,723,336
Cash	461,935
Receivables —
Investment securities sold	2,211,462
Interest	1,341,428
Other assets	2,302
Total assets	$186,740,463
LIABILITIES:
Payables —
Credit agreement	$58,700,000
Investment securities purchased	6,983,009
Directors' fees	1,436
Interest expense	20,097
Unrealized depreciation on unfunded loan commitments	5,870
Unrealized depreciation on forward foreign currency exchange contracts	18,594
Management fees	20,675
Administrative expenses	17,337
Accrued expenses	165,990
Total liabilities	$65,933,008
NET ASSETS:
Paid-in capital	$207,782,680
Distributable earnings (loss)	(86,975,225)
Net assets	$120,807,455
NET ASSET VALUE PER SHARE:
No par value
Based on $120,807,455/12,374,933 shares	$9.76
The accompanying notes are an integral part of these financial statements.
42Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 5/31/23
INVESTMENT INCOME:
Interest from unaffiliated issuers	$9,005,464
Dividends from unaffiliated issuers	191,436
Total Investment Income		$9,196,900
EXPENSES:
Management fees	$635,951
Administrative expenses	30,335
Transfer agent fees	8,650
Stockholder communications expense	10,865
Custodian fees	7,990
Professional fees	68,002
Printing expense	9,865
Officers' and Directors' fees	4,541
Interest expense	1,644,400
Miscellaneous	90,693
Total expenses		$2,511,292
Net investment income		$6,685,608
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(1,718,071)
Forward foreign currency exchange contracts	(70,046)
Other assets and liabilities denominated in foreign currencies	3,266	$(1,784,851)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(53,753)
Forward foreign currency exchange contracts	15,526
Unfunded loan commitments	8,587	$(29,640)
Net realized and unrealized gain (loss) on investments		$(1,814,491)
Net increase in net assets resulting from operations		$4,871,117
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/2343

Statements of Changes in Net Assets
	Six Months Ended 5/31/23 (unaudited)	Year Ended 11/30/22
FROM OPERATIONS:
Net investment income (loss)	$6,685,608	$10,226,471
Net realized gain (loss) on investments	(1,784,851)	(793,192)
Change in net unrealized appreciation (depreciation) on investments	(29,640)	(21,085,844)
Net increase (decrease) in net assets resulting from operations	$4,871,117	$(11,652,565)
DISTRIBUTIONS TO STOCKHOLDERS:
($0.52 and $0.75 per share, respectively)	$(6,434,965)	$(9,250,058)
Total distributions to stockholders	$(6,434,965)	$(9,250,058)
FROM FUND SHARE TRANSACTIONS:
Reinvestment of distributions	$—	$41,061
Net increase in net assets resulting from Fund share transactions	$—	$41,061
Net decrease in net assets	$(1,563,848)	$(20,861,562)
NET ASSETS:
Beginning of period	$122,371,303	$143,232,865
End of period	$120,807,455	$122,371,303
	Six Months Ended 5/31/23 Shares (unaudited)	Six Months Ended 5/31/23 Amount (unaudited)	Year Ended 11/30/22 Shares	Year Ended 11/30/22 Amount
FUND SHARE TRANSACTIONS
Shares sold	—	$—	—	$—
Reinvestment of distributions	—	—	3,550	41,061
Less shares repurchased through tender offer (Note 10)	—	—	—	—
Net increase	—	$—	3,550	$41,061
The accompanying notes are an integral part of these financial statements.
44Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

Statement of Cash Flows (unaudited)
FOR THE SIX MONTHS ENDED 5/31/23
Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$4,871,117
Adjustments to reconcile net decrease in net assets resulting from operations to net cash:
Purchases of investment securities	$(28,019,948)
Proceeds from disposition and maturity of investment securities	30,782,993
Net purchases of short term investments	(2,021,793)
Net accretion and amortization of discount/premium on investment securities	(445,536)
Net realized loss on investments in unaffiliated issuers	1,718,071
Change in unrealized depreciation on investments in unaffiliated issuers	53,753
Change in unrealized appreciation on forward foreign currency exchange contracts	(15,526)
Increase in interest receivable	(62,016)
Increase in other assets	(554)
Increase in management fees payable	3,314
Decrease in directors' fees payable	(166)
Increase in administrative expenses payable	1,165
Decrease in accrued expenses payable	(19,610)
Change in unrealized depreciation on unfunded loan commitments	(8,587)
Net cash from operating activities	$6,836,677
Cash Flows Used In Financing Activities:
Increase in interest expense payable	4,231
Distributions to stockholders	(6,434,965)
Net cash flows used in financing activities	$(6,430,734)
NET INCREASE (DECREASE) IN CASH, RESTRICTED CASH AND FOREIGN CURRENCIES	$405,943
Cash, Restricted Cash and Foreign Currencies:
Beginning of period*	$55,992
End of period	$461,935
Cash Flow Information:
Cash paid for interest	$1,640,169
*	The following table provides a reconciliation of cash, restricted cash and foreign currencies reported in the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Six Months Ended 5/31/23	Year Ended 11/30/22
Cash	$461,935	$55,992
Total cash, restricted cash and foreign currencies shown in the Statement of Cash Flows	$461,935	$55,992
The accompanying notes are an integral part of these financial statements
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/2345

Financial Highlights
	Six Months Ended 5/31/23 (unaudited)	Year Ended 11/30/22	Year Ended 11/30/21	Year Ended 11/30/20	Year Ended 11/30/19	Year Ended 11/30/18
Per Share Operating Performance
Net asset value, beginning of period	$9.89	$11.58	$11.17	$11.83	$12.04	$12.42
Increase (decrease) from investment operations:(a)
Net investment income (loss)	$0.54	$0.83	$0.73	$0.68	$0.73	$0.74
Net realized and unrealized gain (loss) on investments	(0.15)	(1.77)	0.24	(0.60)	(0.20)	(0.40)
Net increase (decrease) from investment operations	$0.39	$(0.94)	$0.97	$0.08	$0.53	$0.34
Accretion to net asset value due to tender offer	—	—	0.17(b)	—	—	—
Distributions to stockholders:
Net investment income and previously undistributed net investment income	$(0.52)	$(0.75)	$(0.70)	$(0.74)(c)	$(0.74)(c)	$(0.72)
Tax return of capital	—	—	(0.03)	—	—	—
Total distributions	$(0.52)	$(0.75)	$(0.73)	$(0.74)	$(0.74)	$(0.72)
Net increase (decrease) in net asset value	$(0.13)	$(1.69)	$0.41	$(0.66)	$(0.21)	$(0.38)
Net asset value, end of period	$9.76	$9.89	$11.58	$11.17	$11.83	$12.04
Market value end of period	$8.41	$8.99	$11.90	$10.73	$10.53	$10.40
Total return at net asset value(d)	4.66%(e)	(7.72)%	10.54%	1.89%	5.38%	3.34%
Total return at market value(d)	(0.78)%(e)	(18.38)%	18.25%	9.96%	8.59%	(3.34)%
Ratios to average net assets of stockholders:
Total expenses plus interest expense(f)	4.08%(g)	2.45%	1.97%	2.58%	2.90%	2.56%
Net investment income available to stockholders	10.86%(g)	7.70%	6.25%	6.26%	6.08%	5.98%
Portfolio turnover rate	17%(e)	23%	51%	73%	48%	34%
Net assets, end of period (in thousands)	$120,807	$122,371	$143,233	$276,234	$292,730	$297,903
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	4.08%(g)	2.45%	1.97%	2.58%	2.90%	2.56%
Net investment income (loss) to average net assets	10.86%(g)	7.70%	6.25%	6.26%	6.08%	5.98%
Total amount of debt outstanding (in thousands)	$58,700	$58,700	$69,450	$105,450	$139,450	$143,450
The accompanying notes are an integral part of these financial statements.
46Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

	Six Months Ended 5/31/23 (unaudited)	Year Ended 11/30/22	Year Ended 11/30/21	Year Ended 11/30/20	Year Ended 11/30/19	Year Ended 11/30/18
Asset coverage per $1,000 of indebtedness	$3,058	$3,085	$3,062	$3,620	$3,099	$3,077
(a)	The common share data presented above is based on the average shares outstanding for the period presented.
(b)	See Notes to the Financial Statements Note 10. for additional information.
(c)	The amount of distributions made to stockholders during the year was in excess of the net investment income earned by the Fund during the year. The Fund has accumulated undistributed net investment income which is part of the Fund’s net asset value (“NAV”). A portion of the accumulated net investment income was distributed to stockholders during the year.
(d)	Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(e)	Not annualized.
(f)	Includes interest expense of 2.67%, 1.11%, 0.47%, 0.70%, 1.60% and 1.35%, respectively.
(g)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/2347

Notes to Financial Statements  |  5/31/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Floating Rate Fund, Inc. (the “Fund”) is organized as a Maryland corporation. Prior to April 21, 2021, the Fund was organized as a Delaware statutory trust. On April 21, 2021, the Fund redomiciled to a Maryland corporation through a statutory merger of the predecessor Delaware statutory trust with and into a newly-established Maryland corporation formed for the purpose of effecting the redomiciling. The Fund was originally organized on October 6, 2004. Prior to commencing operations on December 28, 2004, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Fund is to seek a high level of current income and the Fund may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives
48Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/2349

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading
50Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/2351

D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its stockholders. Therefore, no provision for federal income taxes is required. As of May 31, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to stockholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended November 30, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$9,250,058
Total	$9,250,058
The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2022:
2022
Distributable earnings/(losses):
Undistributed ordinary income	$239,639
Capital loss carryforward	(67,787,421)
Net unrealized depreciation	(17,863,595)
Total	$(85,411,377)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales and adjustments relating to passive foreign investment companies.
52Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

E.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/2353

financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive
54Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund invests primarily in floating rate loans and other floating rate investments. Floating rate loans typically are rated below investment grade. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
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Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets plus borrowings for investment purposes) in senior floating rate loans. For purposes of the Fund’s investment policies, senior floating rate loans include funds that invest primarily in senior floating rate loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices.
Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, the Adviser will seek to avoid receiving material, nonpublic information about the issuer of a loan either held by, or considered for investment by, the Fund, and this decision could adversely affect the Fund’s investment performance. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis and is expected to cease publication of the remaining U.S. dollar LIBOR settings on a representative basis after September 30, 2024. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., the recommended benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. Various financial groups have been
56Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

planning for the transition away from LIBOR, but there remains uncertainty regarding the impact of the transition from LIBOR on the Fund's transactions and financial markets generally. The transition away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR and may adversely affect the Fund's performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.
The Fund is not limited in the percentage of its assets that may be invested in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyberattacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund stockholders to effect share purchases, or sales or receive distributions, loss of or unauthorized access to private stockholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining
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vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
F.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at May 31, 2023 are listed in the Schedule of Investments.
G.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but
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there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
H.	Automatic Dividend Reinvestment Plan
All stockholders whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Fund in lieu of cash. Stockholders may elect not to participate in the Plan. Stockholders not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for stockholders in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
If a stockholder's shares are held in the name of a brokerage firm, bank or other nominee, the stockholder can ask the firm or nominee to participate in the Plan on the stockholder's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the stockholder of record. A firm or nominee may reinvest a stockholder's cash dividends in shares of the Fund on terms that differ from the terms of the Plan.
Whenever the Fund declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Fund or (ii) by purchase of outstanding shares on the NYSE or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the
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market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve stockholders from any federal, state or local taxes which may be due on dividends paid in any taxable year. Stockholders holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.
I.	Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund's Statement of Assets and Liabilities includes cash on hand at the Fund's custodian bank and does not include any short-term investments. As of and for the six months ended May 31, 2023, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.
J.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).
During the six months ended May 31, 2023, the Fund had entered into various forward foreign currency exchange contracts that obligated the
60Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six months ended May 31, 2023 was $126,631 and $624,486 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at May 31, 2023 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.70% of the Fund’s average daily managed assets. “Managed assets” means (a) the total assets of the Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months ended May 31, 2023, the management fee was 0.70% (annualized) of the Fund’s average daily managed assets, which was equivalent to 1.03% of the Fund’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
3. Compensation of Officers and Directors
The Fund pays an annual fee to its Directors. The Adviser reimburses the Fund for fees paid to the Interested Directors. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended May 31, 2023, the Fund paid $4,541 in Officers' and Directors’ compensation, which is reflected on the Statement of Operations as Officers' and Directors’ fees. At May 31, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for
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Directors' fees of $1,436 and a payable for administrative expenses of $17,337, which includes the payable for Officers' compensation.
4. Transfer Agent
American Stock Transfer & Trust Company (“AST”) serves as the transfer agent with respect to the Fund’s common shares. The Fund pays AST an annual fee as is agreed to from time to time by the Fund and AST for providing such services.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to stockholder communications activities such as proxy and statement mailings and outgoing phone calls.
5. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral
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 due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of May 31, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received (a)	Cash Collateral Received (a)	Net Amount of Derivative Assets (b)
State Street Bank & Trust Co.	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received (a)	Cash Collateral Received (a)	Net Amount of Derivative Assets (b)
State Street Bank & Trust Co.	$(18,594)	$—	$—	$—	$(18,594)
Total	$(18,594)	$—	$—	$—	$(18,594)
(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount payable to the counterparty in the event of default.
6. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
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Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at May 31, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$18,594	$—	$—
Total Value	$—	$—	$18,594	$—	$—
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at May 31, 2023 was as follows:
Statement of Operations / Statement of Cash Flows	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Forward foreign currency exchange contracts	$—	$—	$(70,046)	$—	$—
Total Value	$—	$—	$(70,046)	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$15,526	$—	$—
Total Value	$—	$—	$15,526	$—	$—
7. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment
64Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/23

and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of May 31, 2023, the Fund had the following unfunded loan commitments outstanding:
Loan	Principal	Cost	Value	Unrealized Appreciation (Depreciation)
athenahealth Group, Inc., Initial DDTL	$97,826	$97,826	$92,425	$(5,401)
Phoenix Services International LLC, Initial Term Loan	11,729	11,729	11,260	(469)
Total Value	$109,555	$109,555	$103,685	$(5,870)
8. Fund Shares
There are 1,000,000,000 shares of common stock of the Fund (“common shares”), $0.001 par value per share authorized.
Transactions in common shares for the six months ended May 31, 2023 and the year ended November 30, 2022, were as follows:
	5/31/23	11/30/22
Shares outstanding at beginning of period	12,374,933	12,371,383
Shares outstanding at end of period	12,374,933	12,374,933
9. Credit Agreement
The Fund has entered into a Revolving Credit Facility (the “Credit Agreement”) with the Bank of Nova Scotia in the amount of $75,000,000. The credit agreement is an “evergreen” facility that renews on a daily basis in perpetuity. Either party may elect to terminate its commitment under the credit agreement upon 179-days written notice.
Interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.95% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date.
At May 31, 2023, the Fund had borrowings outstanding under the Credit Agreement totaling $58,700,000. The interest rate charged at May 31, 2023 was 5.89%. During the six months ended May 31, 2023, the average daily balance was $58,700,000 at an average interest rate of 5.54%. Interest
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/2365

expense of $1,644,400 in connection with the Credit Agreement is included on the Statement of Operations.
The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Fund's total liabilities not including any bank loans and senior securities, from the Fund's total assets and dividing such amount by the principal amount of the borrowing outstanding.
10. Tender Offer
The Fund announced a tender offer on August 31, 2020, and commenced the tender offer on November 23, 2020, pursuant to which the Fund offered to purchase up to 50% of the Fund’s outstanding common shares (the “Shares”) at a price per Share equal to 98.5% of the net asset value per Share as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately following the expiration date of the tender offer. The tender offer expired on December 22, 2020. The tender offer was commenced pursuant to a settlement agreement made by the Board with Saba Capital Management, L.P. and certain associated parties.
The Fund accepted 12,369,087 duly tendered and not withdrawn Shares, representing approximately 50% of the Fund’s outstanding Shares. The Shares accepted for tender were repurchased at a price of $11.0616, equal to 98.5% of the net asset value per Share of $11.23 as of the close of regular trading on the New York Stock Exchange on December 23, 2020, the pricing date stated in the Offer to Purchase. Because the total number of Shares tendered exceeded the number of Shares offered to purchase, all tendered Shares were subject to pro-ration in accordance with the terms of the Offer to Purchase. Under final pro-ration, 86.4% of the Shares tendered were accepted for payment, subject to adjustment for fractional shares. Payment for the accepted Shares was made on December 28, 2020. Following the purchase of the tendered Shares, the Fund had approximately 12,369,087 Shares outstanding.
11. Subsequent Events
A monthly distribution was declared on June 5, 2023 of $0.0900 per share payable June 30, 2023 to stockholders of record on June 16, 2023.
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Additional Information (unaudited)
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares in the open market.
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Directors, Officers and Service Providers
Directors
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Lorraine H. Monchak
Craig C. MacKay
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
American Stock Transfer & Trust Company
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to stockholders at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
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How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
You can call American Stock Transfer & Trust Company (AST) for:
Account Information	1-800-710-0935
Or write to AST:
For	Write to
General inquiries, lost dividend checks, American Stock change of address, lost stock certificates, Transfer & Trust stock transfer	American Stock Transfer & Trust Operations Center 6201 15th Ave. Brooklyn, NY 11219
Dividend reinvestment plan (DRIP)	American Stock Transfer & Trust Wall Street Station P.O. Box 922 New York, NY 10269-0560
Website	www.amstock.com
For additional information, please contact your investment advisor or visit our web site www.amundi.com/us.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Stockholders may view the filed Form N-PORT by visiting the Commission’s web site at http://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
© 2023 Amundi Asset Management US, Inc. 19389-17-0723

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Director, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•   Accounting research assistance

•   SEC consultation, registration statements, and reporting

•   Tax accrual related matters

•   Implementation of new accounting standards

•   Compliance letters (e.g. rating agency letters)

•   Regulatory reviews and assistance regarding financial matters

•   Semi-annual reviews (if requested)

•   Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•   “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•   “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•   Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•   Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•   “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•   Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•   Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•   These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire Board of Directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Floating Rate Fund, Inc.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date August 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date August 1, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date August 1, 2023

*	Print the name and title of each signing officer under his or her signature.